ASSIGNMENT OF BENEFICIAL INTEREST FOR COLLATERAL PURPOSES AND IRREVOCABLE RIGHT TO APPROVE TRUST DOCUMENTS

THIS ASSIGNMENT OF BENEFICIAL INTEREST FOR COLLATERAL PURPOSES AND IRREVOCABLE RIGHT TO APPROVE TRUST DOCUMENTS ("Assignment") is made as of the ____ day of January, 2011, by and among **CITY NATIONAL BANK OF FLORIDA**, a national banking corporation, as successor by merger to **CITY NATIONAL BANK OF MIAMI**, as Trustee under its Land Trust #5003471 dated January 3, 1979 (the "Land Trust" and the "Trustee", as applicable), whose mailing address is 25 West Flagler Street, Miami, Florida 33130 and **FLORIDA GAMING CENTERS, INC.**, a Florida corporation (the "Beneficiary"), whose mailing address is 3500 NW 37th Avenue, Miami, Florida 33142; and **AGS CAPITAL, LLC**, a Delaware limited liability company, its successors and assigns (the "Lender"), whose mailing address is 2470 Saint Rose Parkway, Suite 210, Henderson, Nevada 89074.

WITNESSETH:

WHEREAS, Beneficiary is the owner of the entire (100%) Beneficial Interest and has the sole power to direct the Trustee with respect to the Trust Agreement; and

WHEREAS, Lender has agreed to make a loan in the principal amount of up to One Million and No/100 Dollars ($1,000,000.00) jointly and severally to the Land Trust, Beneficiary and Florida Gaming Corporation, a Delaware corporation (the "Loan"), to be evidenced by that certain Note secured, inter alia, by the Mortgage encumbering the property legally described in Exhibit A attached thereto (the "Premises"); and

WHEREAS, Beneficiary has agreed to execute this Assignment and hereby directs Trustee to execute this instrument where indicated below.

AGREEMENTS

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. The foregoing recitals are hereby incorporated as if fully re-written.

2. Beneficiary hereby grants to Lender the irrevocable right to approve or disapprove, in advance, the execution by Trustee of any conveyance, instrument, document, letter, check or the like in any way relating to the Trust Agreement or to all or any part of the Premises, now or hereafter directed to be executed by Trustee, together with the irrevocable right to approve or disapprove any change in the terms of the Trust Agreement and any assignment by, or any change in the identity of, any beneficiary under the Trust Agreement or any change in the identity of anyone having the power of direction of Trustee. Beneficiary hereby covenants and agrees: (a) not to amend the Trust Agreement; (b) not to direct, suffer or permit Trustee to execute any such amendment, conveyance, assignment, instrument, document, letter, check or the like in any way relating to the Trust

Agreement or to all or any part of the Premises; (c) not to direct, suffer or permit acknowledgment or recognition of any assignment by, or any change in the identity of, any beneficiary under the Trust Agreement; and (d) not to direct, suffer or permit any change in the identity of anyone having the power of direction of Trustee without first obtaining in each case the prior written approval of Lender. Trustee, by its execution below, hereby covenants and agrees that it will neither: (i) execute any such change in the terms of the Trust Agreement or any conveyance, instrument, document, letter, check or the like in any way relating to the Trust Agreement or to all or any part of the Premises; nor (ii) acknowledge or recognize any change in the power of direction of Trustee; without in each case receiving the prior written consent of Lender.

3. The exercise of Lender's aforesaid right to approve or disapprove shall be evidenced in writing on any applicable letter of direction or other document delivered to Trustee.

4. This Assignment is made and given as security for the prompt payment to Lender of all funds due under the Note and all funds to be disbursed by Lender, to secure the prompt payment and performance by the Trustee of its obligations under the Note, the Mortgage and all other of the loan documents ("Loan Documents") evidencing or securing the Note and all renewals and extensions thereof.

5. Lender, at any time, at its option and with notice to Beneficiary or Trustee, may, at any time and from time-to-time, transfer and assign its interest under this Assignment, or any part or parts hereof, into its assignee's or nominee's name, with or without indication of pledge, and may take any and all legal and equitable measures which, in its sole discretion, may be proper or necessary for enforcement of this Assignment.

6. Beneficiary hereby directs Trustee to accept this Assignment; and Beneficiary hereby directs Trustee that, until all amounts owing to Lender under the Note and the other Loan Documents are paid in full, Trustee shall neither execute any document of the nature described in Section 2 above nor accept for filing on its records any change of beneficiary or the power of direction under the Trust Agreement now or hereafter directed to be executed by any person having the power to direct Trustee, without obtaining Lender's prior written approval as aforesaid.

7. For value received, Beneficiary does hereby sell, assign, transfer and set over unto Lender a 100% undivided interest, including the power of direction, of its rights, title and interest, in, to and under that certain Trust Agreement aforesaid for the uses and purposes herein stated; provided always, that Lender shall cause this Assignment to be released upon the full and indefeasible payment of the Loan in accordance with the terms of the Loan Documents. Lender's execution below is acceptance of the within assignment.

[Signature Page Follows]

IN WITNESS WHEREOF, Beneficiary and Lender have executed this Assignment as of the date set forth on the first page hereof.

BENEFICIARY:	**LENDER**:
FLORIDA GAMING CENTERS, INC.	AGS CAPITAL, LLC
By: [signature]	By:
Its: CHM. & CFO.	Its:

AGREEMENT OF AND ACCEPTANCE BY TRUSTEE

We agree to neither accept, nor act on any direction or assignment except in accordance with the foregoing ASSIGNMENT OF BENEFICIAL INTEREST FOR COLLATERAL PURPOSES AND IRREVOCABLE RIGHT TO APPROVE TRUST DOCUMENTS.

CITY NATIONAL BANK OF FLORIDA, a national banking corporation, as successor by merger to CITY NATIONAL BANK OF MIAMI, as Trustee under its land trust #5003471 dated January 3, 1979

By: [signature]
Name: Douglas J. Helsper
Title: Trust Officer & VICE PRESIDENT

ATTEST:

By:
Name:
Title:

CITY NATIONAL BANK OF FLORIDA EXECUTES THIS INSTRUMENT SOLELY AS TRUSTEE UNDER LAND TRUST NO 2400-3471 AND NOT INDIVIDUALLY AND NO PERSONAL JUDGEMENT OR DECREE SHALL EVER BE SOUGHT OR OBTAINED AGAINST THE SAID BANK BY REASON OF THIS INSTRUMENT.

EXHIBIT A

LEGAL DESCRIPTION

Tract A, of FRONTON HEIGHTS ADDITION, according to the Plat thereof, as recorded in Plat Book 90, at Page 20, of the Public Records of Miami-Dade County, Florida.

LESS

PARCEL NO. 155 (FEE SIMPLE), taken by Miami-Dade County by virtue of that certain Stipulated Order of Taking and Final Judgment recorded March 19, 2009, in Official Records Book 26794, Page 1330, and being more particularly described as follows:

A portion of Tract "A" of FRONTON HEIGHTS ADDITION according to the plat thereof recorded in Plat Book 90 at Page 20 of the Public Records of Miami-Dade County Florida, said portion being more particularly described as follows:

Commence at the Northwest corner of the NW 1/4 of Section 28, Township 53 South, Range 41 East, thence run S 87°5 8' 59' W for 343.10 feet to a point of intersection with non-tangent circular curve in the Metro-Rail Baseline having a radius of 1355 feet, the center point of which lies on a bearing of S 57°39'44" E from said point of intersection; thence run Southwesterly 47.88 feet along the arc of said curve, which is concave Southeasterly, through a central angle of 2°01'29" feet to a point on the North line of said Tract "A" and the POINT OF BEGINNING; thence S 87°58'59" W along said North Line of Tract "A", for 14.76 feet to a point of intersection with a non-tangent circular curve having a radius of 1367.50 feet, the center point of which lies on a bearing of S 60°01 '04" E from the point of intersection last mentioned; thence run Southwesterly to Southerly for 430.40 feet along the arc of said curve, which is concave Southeasterly, through a central angle of 18°01'59" to a point of compound curvature (PCC) with a circular curve having a radius of 1537.11 feet; thence Southerly for 63.94 feet along the arc of said curve, which is concave Easterly, through a central angle of 2°23'00" to the Southwesterly line of said Tract "A"; thence S 31°54'05" E, along said Southwesterly line of Tract "A", for 50.99 feet to the point of curvature of a non-tangent curve in said Southwesterly line of Tract "A", having a radius of 2829.93 feet, the center point of which lies on a bearing of N 33°32'07" E from said point of curvature; thence Southeasterly for 8.39 feet, along the arc of said curve, which is concave Northeasterly, in the Southwesterly line of Tract "A", through a central angle of 0°10'12" to a point of intersection with a non-tangent circular curve having a radius of 3198.83 feet, the center point of which lies on a bearing S 81°26'44" E from the point of intersection last mentioned; thence Northerly for 28.54 feet along the arc of said curve, which is concave Easterly, through a central angle of 0°30'40" to a point of compound curvature (PCC) with a circular curve having a radius of 1496.11 feet; thence Northerly along the arc of said curve, which is concave Easterly, for 75.29 feet, through a central angle of 2°53'00" to a point of compound curvature (PCC) with a circular curve, having a radius of 1326.50 feet; thence Northeasterly for 443.27 feet along the arc of said curve, which is concave Southeasterly, through a central angle of 19°08'47" to the North line of said Tract "A"; thence S 87°58'59" W along said North line of Tract "A" for 33.88 feet to the POINT OF BEGINNING.